UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2007

TEKTRONIX, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-04837	93-0343990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 SW Karl Braun Dr. Beaverton, Oregon	97077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 627-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Tektronix, Inc. (“Tektronix”) and U.S. Bank National Association, as trustee (“Trustee”), are parties to the Indenture (the “Indenture”), dated June 29, 2007, governing Tektronix’s $345 million of outstanding 1.625% Senior Convertible Notes Due 2012 (the “Notes”). In connection with the Merger (as defined in Item 5.01), on November 21, 2007, Tektronix and Trustee entered into a supplemental indenture providing that from and after the effective time of the Merger, upon conversion of the Notes, the settlement of the conversion value shall be made in accordance with the provisions of the Indenture and shall be based on the merger consideration paid to holders of Tektronix common shares (the “Common Stock”) in the Merger.

The supplemental indenture is filed as Exhibit 4.1 to this report and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Merger (as defined in Item 5.01) and the delisting of the Common Stock from the New York Stock Exchange (as described in Item 3.01) each constitute a Fundamental Change under the Indenture. Additionally, the purchase of Shares (as defined in Item 5.01) pursuant to the Offer (as defined in Item 5.01) on November 15, 2007 constituted a Fundamental Change as further described in the Form 8-K filed by Tektronix with the Securities and Exchange Commission on November 19, 2007. Unless we note otherwise, capitalized terms in this Item 2.04 are as defined in the Indenture governing the Notes.

As a result of the Fundamental Change, holders of Notes (“Holders”) may convert all or a portion of their Notes based on a Conversion Rate of 28.0244 shares of Common Stock per $1,000 principal amount of Notes, which includes a make-whole premium increase of 2.8706 as a result of the purchase of Common Stock pursuant to the Offer and the Merger. In accordance with Section 4.13 of the Indenture, the Conversion Value will be calculated based solely on the amount of cash that holders of Common Stock are entitled to receive in respect of each share of Common Stock upon the Fundamental Change. In both the Offer and the Merger, holders of Common Stock are entitled to receive $38.00 per share. Accordingly, Tektronix will pay Holders electing to convert Notes before 5 p.m. New York City time on December 26, 2007 cash in an amount equal to $1,064.93 for each $1,000 in principal amount of Notes converted.

As a result of the Fundamental Change, Holders who do not elect to convert their Notes as described in this Item 2.04 may require Tektronix to purchase (“redeem”) for cash all or a portion of their Notes at a price equal to 100 percent of the principal amount of their Notes plus accrued and unpaid interest, if any, to, but excluding, the Fundamental Change Purchase Date. A Holder electing to redeem all or a portion of its Notes must do so before 5 p.m. New York City time on December 26, 2007.

In accordance with the Indenture, Tektronix delivered the Issuer Fundamental Change Notice to Trustee for distribution to the Paying Agent, Conversion Agent, and Holders. The Issuer Fundamental Change Notice describes, among other things, each Holder’s right to elect to redeem or convert its Notes. On November 21, 2007, Tektronix and Danaher Corporation (“Danaher”) issued a joint press release, attached hereto as Exhibit 99.1, relating to, among other things, the Holders’ right to convert all or a portion of their Notes.

The foregoing description of the Indenture and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.2 to this report and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2007, following the effectiveness of the Merger, Tektronix notified the New York Stock Exchange of its intent to withdraw the listing of the Common Stock from the New York Stock Exchange, and the New York Stock Exchange filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the Common Stock. The Tektronix Board of Directors (the “Board of Directors”) authorized this action at its meeting on November 14, 2007. Tektronix will file a Form 15 with the SEC to terminate or suspend its obligations to file reports under section 13 or 15(d) of the Securities Exchange Act of 1934, and will file post-effective amendments to its effective registration statements filed with the SEC to deregister the Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the fourth paragraph of Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

On October 14, 2007, Tektronix entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Danaher Corporation (“Danaher”) and Raven Acquisition Corp., an indirect wholly owned subsidiary of Danaher (“Purchaser”). In accordance with the Merger Agreement, on October 18, 2007, Purchaser commenced a tender offer to purchase all outstanding shares of the Common Stock, together with the associated Series B No Par Preferred Shares Purchase Rights (together with the Common Stock, the “Shares”) at a purchase price of $38.00 per share, net to the seller in cash, without interest thereon and less any required withholding taxes, and subject to the terms and conditions disclosed in the Offer to Purchase on Schedule TO (as amended or supplemented from time to time) filed by Danaher and Purchaser with the SEC on October 18, 2007 (the “Offer”).

The Offer expired at 11:59 p.m. New York City time on Thursday, November 15, 2007. On November 16, 2007, Tektronix and Danaher announced in a joint press release that, effective upon the expiration of the Offer, Purchaser accepted for payment all tendered Shares pursuant to the terms and conditions of the Offer. In the same press release, Danaher and Tektronix also announced that Purchaser has commenced a subsequent offering period which would expire at

11:59 PM, New York City time on Tuesday, November 20, 2007. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference.

On November 21, 2007, Tektronix and Danaher announced in a joint press release the results of the subsequent offering period and that Purchaser had accepted for payment all tendered Shares pursuant to the terms and conditions of the subsequent offering period. According to the depositary for the Offer, an aggregate of approximately 69,094,604 million Shares (excluding shares that had previously been tendered pursuant to guaranteed delivery procedures and that were not actually delivered) were validly tendered into, and not withdrawn from, the Offer and subsequent offering period. Stockholders who validly tendered prior to the expiration of the subsequent offer and whose Shares were not properly withdrawn will promptly receive the offer price of $38.00 per share, net to the seller in cash without interest. As a result of the purchases in the Offer and subsequent offering period, Danaher, through Purchaser, acquired over 90% of the outstanding shares of the Common Stock (which excludes Shares tendered by notice of guaranteed delivery). A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated by reference.

On November 21, 2007, Danaher completed the acquisition of Tektronix through the merger of Purchaser with and into Tektronix (the “Merger”) in accordance with applicable provisions of Oregon law that authorize the completion of the Merger without a vote of shareholders of Tektronix. In the Merger, all remaining shares of Common Stock (other than shares of Common Stock held by Danaher, Tektronix, or any of their subsidiaries, including Purchaser and certain restricted shares) were converted into the right to receive $38.00 per share in cash, without interest thereon and less any required withholding taxes. No statutory dissenters’ rights were available to shareholders in connection with the Offer, the purchase of Shares pursuant to the Offer, or the Merger. A copy of the press release announcing the Merger is filed as Exhibit 99.3 hereto and is incorporated by reference.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) Tektronix’s Solicitation/Recommendation Statement on Schedule 14D-9 (the “Statement”), originally filed with the SEC on October 19, 2007, as subsequently amended, and (ii) the Tender Offer Statement on Schedule TO, originally filed by Purchaser and Danaher with the SEC on October 18, 2007, as subsequently amended, and such information is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A. Gary Ames and Cyril J. Yansouni resigned from the Board of Directors, effective as of November 21, 2007. The resignations followed consummation of the Merger in accordance with the terms of the Merger Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective upon the Merger on November 21, 2007, the articles of incorporation of Tektronix were amended and restated in their entirety to read as set forth in Exhibit 3.1 filed herewith. Also effective upon the Merger on November 21, 2007, the bylaws of Tektronix were amended and restated in their entirety to read as set forth in Exhibit 3.2 filed herewith, which exhibit is incorporated herein by reference. Immediately following the effective time of the Merger, Tektronix filed articles of restatement to amend and restated its articles of incorporation to change its name back to Tektronix, Inc. from Raven Acquisition Corp. A copy of the articles of restatement is set forth in Exhibit 3.3 filed herewith.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K because they are not applicable to the disclosure in item 2.01 herein.

(b)	Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K because it is not applicable to the disclosure in item 2.01 herein.

(c)	Exhibits:

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of October 14, 2007, by and among Tektronix, Inc., Danaher Corporation, and Raven Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2007).*

3.1	Amended and Restated Articles of Incorporation of Raven Acquisition Corp. (f/k/a Tektronix, Inc.).

3.2	Amended and Restated Bylaws of Tektronix, Inc.

3.3	Articles of Restatement to the Amended and Restated Articles of Incorporation of Raven Acquisition Corp. (f/k/a Tektronix, Inc.).

4.1	Supplemental Indenture related to the Senior Convertible Notes due 2012, dated as of November 21, 2007, between Tektronix, Inc. and U.S. Bank National Association, as trustee.

4.2	Indenture related to the Senior Convertible Notes due 2012, dated as of June 29, 2007, between Tektronix, Inc. and U.S. Bank National Association, as trustee (including form of 1.625% Senior Convertible Note due 2012) (incorporated by reference to Exhibit 4.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2007).

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Tektronix, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on October 19, 2007, as amended).

99.1	Joint Press Release issued by Danaher Corporation and Tektronix, Inc. on November 16, 2007 (incorporated by reference to Exhibit (a)(12) to the Schedule TO-T/A filed with the Securities and Exchange Commission by Danaher Corporation and Raven Acquisition Corporation on November 16, 2007).

99.2	Joint Press Release issued by Danaher Corporation and Tektronix, Inc. on November 21, 2007 (incorporated by reference to Exhibit (a)(13) to the Schedule TO-T/A filed with the Securities and Exchange Commission by Danaher Corporation and Raven Acquisition Corporation on November 21, 2007).

99.3	Joint Press Release issued by Danaher Corporation and Tektronix, Inc. on November 21, 2007 (incorporated by reference to Exhibit (a)(14) to the Schedule TO-T/A filed with the Securities and Exchange Commission by Danaher Corporation and Raven Acquisition Corporation on November 21, 2007).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKTRONIX, INC.

By:	/s/ JAMES F. DALTON
Name:	James F. Dalton
Title:	Senior Vice President, Corporate Development
Dated:	November 21 , 2007

EXHIBITS

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of October 14, 2007, by and among Tektronix, Inc., Danaher Corporation, and Raven Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2007).*

3.1	Amended and Restated Articles of Incorporation of Raven Acquisition Corp. (f/k/a Tektronix, Inc.).

3.2	Amended and Restated Bylaws of Tektronix, Inc.

3.3	Articles of Restatement to the Amended and Restated Articles of Incorporation of Raven Acquisition Corp. (f/k/a Tektronix, Inc.).

4.1	Supplemental Indenture related to the Senior Convertible Notes due 2012, dated as of November 21, 2007, between Tektronix, Inc. and U.S. Bank National Association, as trustee.

4.2	Indenture related to the Senior Convertible Notes due 2012, dated as of June 29, 2007, between Tektronix, Inc. and U.S. Bank National Association, as trustee (including form of 1.625% Senior Convertible Note due 2012) (incorporated by reference to Exhibit 4.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2007).

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Tektronix, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on October 19, 2007, as amended).

99.1	Joint Press Release issued by Danaher Corporation and Tektronix, Inc. on November 16, 2007 (incorporated by reference to Exhibit (a)(12) to the Schedule TO-T/A filed with the Securities and Exchange Commission by Danaher Corporation and Raven Acquisition Corporation on November 16, 2007).

99.2	Joint Press Release issued by Danaher Corporation and Tektronix, Inc. on November 21, 2007 (incorporated by reference to Exhibit (a)(13) to the Schedule TO-T/A filed with the Securities and Exchange Commission by Danaher Corporation and Raven Acquisition Corporation on November 21, 2007).

99.3	Joint Press Release issued by Danaher Corporation and Tektronix, Inc. on November 21, 2007 (incorporated by reference to Exhibit (a)(14) to the Schedule TO-T/A filed with the Securities and Exchange Commission by Danaher Corporation and Raven Acquisition Corporation on November 21, 2007).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.